SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report                   January 29, 1997


                               Media General Inc.
             (Exact name of registrant as specified in its charter)


           Virginia                      1-6383                 54-0850433
(State or other  jurisdiction         (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)


333 E. Grace St., Richmond, Virginia                            23219
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code       (804)649-6000


                                      N/A
         (Former name or former address, if changed since last report.)

Item 5. Other Events

This item is being filed in order to amend and restate the Facing Sheet to the Registration Statement on Form S-8, No. 333-16737, dated November 25, 1996, by amending and restating the caption "(Full Title of the Plan)" as follows:

                       Thrift Plan Plus for Employees of
                              Media General, Inc.
                         (Formerly, Media General, Inc.
                             Employees Thrift Plan)
                                      and
                       Register Publishing Company, Inc.
                             Incentive Savings Plan
                            (Full Title of the Plan)

Register Publishing Company, Inc. is a wholly owned subsidiary of the Registrant, Media General, Inc., and only employees of the subsidiary are eligible to participate in the Incentive Savings Plan. Otherwise, the terms and conditions of the two plans are identical, and both plans are administered by the Registrant. In order to register any interests in the Register Publishing Company, Inc. Incentive Savings Plan required to be registered, and pursuant to the signatures requirement of Form S-8, the Registration Statement is amended to include the following:

           The Plan. Pursuant to the requirements of the Securities Act of 1933, Media General, Inc., which administers the Plan, has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on January 29, 1997.

                        Register Publishing Company, Inc. Incentive Savings Plan

                        By: Media General, Inc.

                        By: /s/ George L. Mahoney
                            ---------------------------------
                            George L. Mahoney, Secretary

Item 7. Financial Statements and Exhibits

        (c) Exhibits.

            5(i)   Opinion of General Counsel as to legality of securities being
                   registered   (incorporated  by  reference  to  Exhibit  5  to
                   Registration Statement on Form S-8, No. 333-16737).

            5(ii) Opinion of General Counsel as to compliance of plan with ERISA.

            23.1   Consent of Independent Auditors

            23.2   Consent of General Counsel (included in Exhibit 5(ii)).

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MEDIA GENERAL, INC.

DATE: January 29, 1997             By: /s/ J. Stewart Bryan III
                                       -----------------------------------------
                                       J. Stewart Bryan III, Chairman
                                       President and Chief Executive Officer

DATE: January 29, 1997             By: /s/ Marshall N. Morton
                                       -----------------------------------------
                                       Marshall N. Morton, Senior Vice-President
                                       and Chief Financial Officer